VALUED ADVISERS TRUST

LS Opportunity Fund

Supplement dated December 29, 2025 to the

Summary Prospectus

dated October 1, 2025

(as supplemented from time to time)

The following information supplements and supersedes any information to the contrary relating to LS Opportunity Fund (the “Fund”), a series of Valued Advisers Trust (the “Trust”), contained in the Fund’s Summary Prospectus dated October 1, 2025, as supplemented.

Effective December 30, 2025, the Summary Prospectus is amended as follows:

All references to Prospector Partners, LLC are deleted in their entirety and replaced with Gator Capital Management, LLC, and all references to the “Sub-Advisor” shall instead be to the “Interim Sub-Advisor”.

The sub-section titled “Portfolio Management” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Management

Investment Advisor – Long Short Advisors, LLC (the “Advisor”) is the investment manager of the Fund.

Investment Sub-Advisor – Gator Capital Management, LLC (the “Interim Sub-Advisor”) is the interim sub-advisor of the Fund.

Portfolio Manager –Derek Pilecki, founder and Chief Investment Officer of the Interim Sub-Advisor, has been the Portfolio Manager of the Fund since December 30, 2025.

You should retain this Supplement for future reference.